AMENDMENT NO. 1 DATED AS OF DECEMBER 1, 1997, TO THE REVOLVING
CREDIT AND TERM LOAN AGREEMENT among Integrated Health Services, Inc., a Delaware corporation (the "Borrower"), the lenders parties to the Credit Agreement referred to below (the "Lenders") and Citibank, N.A., as administrative agent (the "Agent") for the Lenders.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Agent have entered into a Revolving Credit and Term Loan Agreement dated as of September 15, 1997 (such Credit Agreement, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower will acquire certain assets from HEALTHSOUTH Corporation for $1,360,000,000 in cash (including the assumption of liabilities and the payment of related transaction fees and expenses) (the "HEALTHSOUTH Acquisition") pursuant to a Purchase and Sale Agreement entered into on November 3, 1997 (the "Purchase Agreement"). In connection therewith, the Borrower has requested that the Lenders agree to amend the Credit Agreement to add an additional $400,000,000 of term advances thereunder and to amend certain covenants in Article V of the Credit Agreement to permit the HEALTHSOUTH Acquisition.

                  (3) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION  1.  Amendments  to  Credit   Agreement.   The  Credit
Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) The following definitions are added to Section 1.01 in the appropriate alphabetical order:

                "'ACQUIRED ASSETS' means the assets  acquired  from  HEALTHSOUTH
      Corporation pursuant to the Purchase and Sale Agreement entered into on November 3, 1997 among the Borrower, HEALTHSOUTH Corporation and Horizon/CMS Healthcare Corporation.

                  'FIRST AMENDMENT' means Amendment No. 1 to this Agreement, dated as of December 1, 1997.

                  'REQUISITE TERM LOAN C LENDERS' means Term Loan C Lenders at the time in the aggregate holding more than 50.1% of the Term Loan C Pro Rata Shares.

                  'TERM LOAN C BORROWING' means the loan made by the Term Loan C Lenders pursuant to Section 2.01(a)(iv) hereof in the aggregate principal amount of $400,000,000 and which can bear interest by reference to the Base Rate or the Eurodollar Rate.

                  'TERM LOAN C BORROWING BASE RATE MARGIN' means, for any Pricing Period, the rate per annum set forth below opposite the Pricing Ratio determined for that Pricing Period:

                    Pricing Ratio                Margin
                    -------------                ------
                    greater than 5.25            1.25%

                    less than or equal
                          to 5.25                1.00%

                  'TERM LOAN C EURODOLLAR RATE MARGIN' means, for any Pricing Period, the rate per annum set forth below opposite the Pricing Ratio determined for that Pricing Period:

                   Pricing Ratio                 Margin
                   -------------                 ------
                    greater than 5.25            2.50%

                   less than or equal
                       to 5.25                   2.25%

                  'TERM LOAN C LENDER' means each financial institution signatory to the First Amendment to this Agreement listed thereto as a Term Loan C Lender which has committed to participate in the term credit under Section 2.01(a)(iv) hereof as set forth in Schedule I to such First Amendment, and any financial institution that pursuant to Section 8.07 becomes a party to this Agreement for the purpose of participating in the term credit under Section 2.01(a)(iv) hereof.

                  'TERM LOAN C PRO RATA SHARE' means, in respect of any Term Loan C Lender, the ratio of (i) on the Effective Date of the First Amendment such Term Loan C Lender's commitment to participate in the term credit under Section 2.01(a)(iv) hereof and thereafter the outstanding principal amount of its Advances hereunder to (ii) on such Effective Date the aggregate of all such commitments by the Term Loan C Lenders and thereafter the aggregate outstanding amount of the Advances by all Term Loan C Lenders hereunder."

                  (b) The following definitions in Section 1.01 are amended in full to read as follows:

                  "'ADVANCE' means a revolving loan or term loan, as the case may be, by a Revolving Lender, Term Lender or Term Loan C Lender, respectively, or a Swing Line Advance, in each case pursuant to Article II.

                  'BORROWING DATE' means (i) in the case of the Term Borrowing, the Closing Date, (ii) in the case of any Revolving Borrowing, any subsequent Business Day on which a Revolving Borrowing is requested from the Lenders and (iii) in the case of the Term Loan C Borrowing, the Effective Date of the First Amendment (as defined therein).

                  'DEBT/EBITDAR RATIO' means the ratio, as of the last day of any Quarter, of (i) the sum of (A) the difference, if any, between (x) the sum of (1) Funded Debt and (2) eight times the Specified Lease Expense of the Borrower and its Subsidiaries for the 12-month period then ending, less (y) Quarter-End Excess Cash, and (B) the Purchasers' Aggregate Net Investment outstanding on such day; to (ii) EBITDAR of the Borrower and such Subsidiaries for the 12-month period then ending, after pro forma (1) adding to Specified Lease Expense of the Borrower and such Subsidiaries, all amounts that would constitute additional Specified Lease Expense of the Borrower and such Subsidiaries for such period if any acquisition of a company that was made at any time during such period by the Borrower or any of its Subsidiaries had been consummated at the commencement of such period; (2) adding to Specified Lease Expense of the Borrower and such Subsidiaries, all amounts that would constitute additional Specified Lease Expense of the Borrower and such Subsidiaries for such period if any lease of a Health Care Facility that was entered into by the Borrower or any of its Subsidiaries at any time during such period had been so entered into at the commencement of such period; (3) adding to EBITDAR of the Borrower and such Subsidiaries, the EBITDAR and Non-Recurring Charges determined solely for any such acquired company or Health Care Facility, for the portion of such period that preceded the acquisition; provided, however, that for Quarters ending during the 12-month period immediately following the closing of the acquisition of CCA, EBITDAR of CCA for the period from the closing to the date of determination, annualized for the 12-month period then ended shall be added to EBITDAR of the Borrower and such Subsidiaries; provided, further, that for the Quarter ending December 31, 1997, the EBITDAR and Specified Lease Expense of the Acquired Assets and the indebtedness incurred or assumed (in an aggregate amount not in excess of $1,360,000,000) to acquire the Acquired Assets shall be excluded in calculating the Debt/EBITDAR Ratio, and for the Quarters ending March 31, 1998, June 30, 1998 and September 30, 1998, EBITDAR and Specified Lease Expense of the Acquired Assets for the period from the closing when the Borrower acquired the Acquired Assets to the date of determination, annualized for the 12-month period then ended, shall be added to EBITDAR and Specified Lease Expense, as the case may be, of the Borrower and such Subsidiaries; (4) subtracting from Specified Lease Expense of the Borrower and such Subsidiaries, the Specified Lease Expense for such period attributable to any business or facility that was sold or closed and (5) subtracting from EBITDAR of the Borrower and such Subsidiaries, the EBITDAR for such period of any business or facility that was so sold or closed.

                  'DOMESTIC LENDING OFFICE' means, with respect to any Revolving Lender or Term Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or, with respect to any Term Loan C Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I to the First Amendment or in each case in the Assignment and Acceptance by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                  'EURODOLLAR LENDING OFFICE' means, with respect to any Revolving Lender or Term Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or, with respect to any Term Loan C Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I to the First Amendment or in each case in the Assignment and Acceptance by which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent as its Eurodollar Lending Office.

                  'EURODOLLAR RATE' means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Borrowing, Term Borrowing or Term Loan C Borrowing, as the case may be, an interest rate per annum equal to the displayed rate at 11:00 AM (London time) two Business Days before the first day of such Interest Period on Telerate page 3750 (or such other page as may replace such page on the Telerate Service for the purpose of displaying interest rates in the London interbank markets) for deposits in U.S. dollars in an amount substantially equal to such Revolving Borrowing, Term Borrowing or Term Loan C Borrowing, as the case may be, and for a period equal to such Interest Period. To the extent that such interest rate is unavailable on the Telerate Service, the Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Borrowing, Term Borrowing or Term Loan C Borrowing, as the case may be, shall be an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London to prime banks in the interbank market for U.S. Dollar Deposits at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such Borrowing (or, if such Reference Bank is not a Lender, 10% of such Borrowing) and for a period equal to such Interest Period.

                  'INTEREST PERIOD' means, for each Eurodollar Rate Advance comprising part of the same Revolving Borrowing, Term Borrowing or Term Loan C Borrowing, as the case may be, the period commencing on the date of such Advance or the date of the conversion of any Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 2, 3 or 6 months, as the Borrower may select by notice received by the Agent not later than 11:00 a.m. (New York City time) three Business Days prior to the first day of such Interest Period; provided, however, that:

                  (a) the Borrower may not select any Interest Period in respect of any Revolving Borrowings which ends after the Maturity Date or in respect of the Term Borrowing or Term Loan C Borrowing which ends after the scheduled maturity date therefor;

                  (b) the Borrower may not select any Interest Period which ends after any date on which any payment on the respective Advances (including any payment of the Revolving Borrowing which may result from a Revolving Facility Reduction) is due unless, after giving effect to such selection, the aggregate unpaid principal amount of Base Rate Advances and Eurodollar Rate Advances in respect of Revolving Borrowings, the Term Borrowing or the Term Loan C Borrowing, as the case may be, having Interest Periods which end on or prior to such date is at least equal to the principal amount of Advances due and payable on and prior to such date;

                  (c) Interest Periods commencing on the same date for Advances comprising part of the same Revolving Borrowing, Term Borrowing or Term Loan C Borrowing shall be of the same duration;

                  (d) whenever the last day of any Interest Period would otherwise occur on a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, except that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall be the next preceding Business Day; and

                  (e) the Borrower may not have more than 15 Interest Periods in effect at any one time.

                  'LENDER' means each Revolving Lender, each Term Loan C Lender and each Term Lender.

                  'MINIMUM  NET WORTH'  means the sum, as of the last day of any
      Quarter, of (i) $1,120,000,000, less up to $25,000,000 of extraordinary losses (determined in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis incurred at any time after December 31, 1997, plus (ii) 75% of the aggregate net income (determined in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis earned in the

      Quarter ended December 31, 1997 and in each Quarter thereafter, if net income was earned in such Quarter (and not reduced for a net loss in any Quarter), plus (iii) 100% of all additions to Adjusted Stockholders' Equity resulting at any time after December 31, 1997 from the sale or issuance of any common or preferred stock of the Borrower or from the conversion of any Convertible Subordinated Debt.

                  'PRO RATA SHARE' means, in respect of any Lender on any date of determination, the ratio of (i) in the case of a Term Lender or a Term Loan C Lender, the outstanding principal amount of Advances by such Lender hereunder on such date and, in the case of a Revolving Lender, such Revolving Lender's commitment hereunder to participate in the revolving credit hereunder as set forth on Schedule I (or if such Revolving Lender has entered into one or more Assignments and Acceptances, in the Register) as it may have been reduced as provided herein or if such Revolving Lender's commitment has terminated, the outstanding principal amount of Advances by such Revolving Lender hereunder, as of such date, to (ii) the sum of the aggregate outstanding principal amount of Advances by all Term Lenders and Term Loan C Lenders hereunder on such date and the aggregate of the commitments of all Revolving Lenders as set forth on Schedule I (or if any such Revolving Lender has entered into one or more Assignments and Acceptances, in the Register) as they may have been reduced as provided herein or if such commitments have terminated, the aggregate outstanding principal amount of Advances by all Revolving Lenders, as of such date.

                  'TERM LENDER' means each financial institution signatory hereto listed as a Term Lender which has committed to participate in the term credit under Section 2.01(a)(ii) hereof as set forth in Schedule I, and any financial institution that pursuant to Section 8.07 becomes a party to this Agreement for the purpose of participating in such term credit."

                  (c) Section 2.01 is amended by adding a new subsection (a)(iv) to read as follows:

                  "(iv) Term Loan C. Subject to the terms and conditions herein, each Term Loan C Lender severally agrees to lend to the Borrower on the Effective Date (as defined in the First Amendment) an amount in Dollars equal to such Term Loan C Lender's Term Loan C Pro Rata Share of the Term Loan C Borrowing. Not later than 11:00 a.m. New York City time
      (A) three Business Days prior to such Effective Date if the Borrower requests that the Term Loan C Borrowing initially bear interest by reference to the Eurodollar Rate and (B) one Business Day prior to such Effective Date if the Borrower requests that the Term Loan C Borrowing initially bear interest by reference to the Base Rate, the Borrower shall deliver a notice to the Agent, which notice shall specify whether the Term Loan C Borrowing initially shall bear interest by reference to the Eurodollar Rate or the Base Rate, and if at the Eurodollar Rate, the initial Interest Period therefor. The Agent shall give each Term Loan C Lender prompt notice thereof by telecopier. Upon fulfillment of the applicable conditions set forth in the First Amendment, each Term Loan C Lender shall, before 12:00 noon New York City time on the Effective Date of the First Amendment, make available for the account of its Applicable Lending Office to the Agent at its address referred to in
      Section 8.02, in same day funds, such Term Loan C Lender's Term Loan C Pro Rata Share of the Term Loan C Borrowing. After the Agent receives such funds, the Agent will, not later than 5:00 p.m. New York City time on such Effective Date, make such funds available to the Borrower at the Agent's aforesaid address. Unless the Agent receives notice from a Term Loan C Lender prior to such Effective Date that such Lender will not make available to the Agent such Lender's Term Loan C Pro Rata Share of the Term Loan C Borrowing to be made on such Effective Date, the Agent may assume that such Lender has made its respective share available to the Agent on such Effective Date in accordance herewith and the Agent may, in reliance upon such assumption, make available to the Borrower on such Effective Date a corresponding amount. If and to the extent that such Lender fails to make its respective share available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (a) in the case of the Borrower, the interest rate applicable at the time to such Borrowing and
      (b) in the case of such Lender, the Federal Funds Rate until the third Business Day after demand by the Agent to such Lender for such repayment and thereafter at the rate applicable at the time to such Term Loan C Borrowing. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Term Loan C Borrowing for purposes of this Agreement and the Borrower shall thereupon be excused from making the repayment described in the preceding sentence. All obligations of the Lenders hereunder shall be several, but not joint. The failure of any Lender to make the Advance to be made by it as part of any Term Loan C Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance as part of such Term Loan C Borrowing, but no Lender shall be responsible for the failure of any other Lender to make any such Advance on such Effective Date."

                  (d)  Section  2.06  is  amended  by  adding  a new  subsection
      (a)(iii) to read as follows:

                  "(iii) The principal amount of the Term Loan C Borrowing shall be repaid quarterly on the last day of each March, June, September and December, commencing December 31, 1998, in equal installments in each year commencing in 1999 and with the payment on December 31, 1998 to be equal to $4,000,000. The principal amount to be repaid in each of 1999, 2000, 2001, 2002 and 2003 shall be equal to $4,000,000; the principal amount to be repaid in 2004 shall be equal to $176,000,000 and the principal amount to be repaid in 2005 shall be equal to $200,000,000 with the aggregate unpaid principal amount of the Term Loan C Borrowing to be payable on December 31, 2005."

                  (e) Section 2.07 is amended in full to read as follows:


                  "SECTION 2.07 Interest. The Borrower agrees to pay interest on the unpaid principal amount of each Advance made by each Lender comprising part of the same Revolving Borrowing (or, in the case of an Advance made pursuant to Section 2.02(c), by the LC Bank), each Advance comprising part of the Term Borrowing, each Advance comprising part of the Term Loan C Borrowing and each Swing Line Advance from the date of such Advance until such principal amount shall be repaid in full, at the following rates per annum:

                  (a) Base Rate Advances. Whenever such Advance is a Base Rate Advance, a rate per annum equal on each day to the sum of the Base Rate as in effect on such day plus the Revolving Borrowing Base Rate Margin, Term Borrowing Base Rate Margin or Term Loan C Borrowing Base Rate Margin, as the case may be, determined for such day (provided that at all times during the period commencing on the Closing Date until the date of the Term Loan C Borrowing, the Revolving Borrowing Base Rate Margin shall be zero and the Term Borrowing Base Rate Margin shall be 0.50%, during the period commencing on the date of the Term Loan C Borrowing until the Pricing Certificate is delivered for the Pricing Period ending on May 25, 1998 the Revolving Borrowing Base Rate Margin shall be 0.50% and the Term Borrowing Base Rate Margin shall be 0.75% and thereafter shall be determined as otherwise provided herein, and that at all times during the period commencing on the date of the Term Loan C Borrowing until the Pricing Certificate is delivered for the Pricing Period ending on May 25, 1998 the Term Loan C Borrowing Base Rate margin shall be 1.25% and thereafter shall be determined as otherwise provided herein), with all such interest accrued in any one month payable monthly on the first day of the next following month and, in the case of the Revolving Borrowings, when the Revolving Facility Amount has been reduced to zero and all Advances comprising Revolving Borrowings are repaid in full, in the case of the Term Borrowing, when all Advances comprising the Term Borrowing are repaid in full and in the case of the Term Loan C Borrowing, when all Advances comprising the Term Loan C Borrowing are repaid in full. Interest shall be paid in cash for any Swing Line Advance at a rate per annum equal on each day to the sum of the Base Rate as in effect on such day plus the Revolving Borrowing Base Rate Margin with all such interest payable on the date of payment when such Swing Line Advance is due.

                  (b) Eurodollar Rate Advances. Whenever such Advance is a Eurodollar Rate Advance, a rate per annum equal on each day during the Interest Period for such Eurodollar Rate Advance to the sum of the Eurodollar Rate for such Interest Period plus the Revolving Borrowing Eurodollar Rate Margin, Term Borrowing Eurodollar Rate Margin or Term Loan C Borrowing Eurodollar Rate Margin, as the case may be, determined for such day (provided that at all times during the period commencing on the Closing Date until the date of the Term Loan C Borrowing, the Revolving Borrowing Eurodollar Rate Margin shall be 1.25% and the Term Borrowing Eurodollar Rate Margin shall be 1.75%, during the period commencing on the date of the Term Loan C Borrowing until the Pricing Certificate is delivered for the Pricing Period ending on May 25, 1998 the Revolving Borrowing Eurodollar Rate Margin shall be 1.75% and the Term Borrowing Eurodollar Rate Margin shall be 2.00% and thereafter shall be determined as otherwise provided herein, and that at all times during the period commencing on the date of the Term Loan C Borrowing until the Pricing Certificate is delivered for the Pricing Period ending on May 25, 1998 the Term Loan C Borrowing Eurodollar Rate Margin shall be 2.50% and thereafter shall be determined as otherwise provided herein) with all interest so accrued payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs three months after the first day of such Interest Period.

                  (c) Default Interest. For any period of time during which an Event of Default under Section 6.01(a), (b), (c), (d), (e), (f), (g),
          (h), (i), (j), (k), (l), (m) (with respect to the Borrower or any Material Subsidiary only) or (n) has occurred and is continuing, (i) the principal amount of all Advances then outstanding shall bear interest payable upon demand at a rate per annum equal to the sum of
          (A) 2.0% per annum and (B) the rate otherwise payable pursuant to subsection (a) or (b) above, but not to exceed the maximum rate permitted by applicable law and (ii) the amount of any interest, fee or other amount payable hereunder which is not paid when due, shall bear interest from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the Base Rate as in effect from time to time plus the Revolving Borrowing Base Rate Margin."

                  (f) Section 2.09(a) is amended by adding the words "or Term Loan C Borrowing" after the words "Term Borrowing" therein.

                  (g) Section 2.09(d) is amended by adding the words "or the Requisite Term Loan C Lenders" after the words "Requisite Revolving Lenders" in the second line thereof.

                  (h) Section 2.10(a) is amended by adding the words "or the Term Loan C Borrowing" after the words "Term Borrowing" each place such words appear therein.

                  (i) The first sentence of Section 2.11 is amended by deleting the word "and" before subclause (iv) therein and adding to the end thereof the following provisions; ", (v) each partial payment is made in the case of the Term Loan C Borrowing, in an aggregate principal amount of $15,000,000 or an integral multiple of $1,000,000 in excess thereof , (vi) each partial payment, in the case of the Term Borrowing or the Term Loan C Borrowing, shall be applied to the respective installments thereof in the order of maturity, and (vii) all partial prepayments hereunder in respect of the Revolving Borrowing, the Term Borrowing or the Term Loan C Borrowing shall be applied, in the case of each such prepayment, ratably to the respective Advances of the Lenders and shall be applied between Eurodollar Advances and Base Rate Advances in the case of each such prepayment as directed by the Borrower."

                  (j) Section 2.12(ii) is amended by adding the words ", a notice of a Term Loan C Borrowing" after the words "Term Borrowing" therein.

                  (k) Section 5.01(b) is amended by deleting in the table therein all entries from March 31, 2003 and thereafter and substituting therefor the following:

                   "March 31, 2003                                     1.00
                    June 30, 2003                                      1.00
                    September 30, 2003                                 1.00
                    December 31, 2003                                  1.00
                    March 31, 2004                                     1.25
                    June 30, 2004                                      1.25
                    September 30, 2004                                 1.25
                    December 31, 2004                                  1.25
                    March 31, 2005 and
                           each Quarter thereafter                     1.50"

                  (l) Section 5.02(m) is amended in full to read as follows:

                 "(m) Delivery of Promissory Note. If requested by any Lender, execute and deliver a promissory note, in substantially the form of Exhibit A-1, payable to the order of such Revolving Lender, if applicable, in an original principal amount equal to such Lender's Revolving Pro Rata Share of the Revolving Facility Amount, duly executed by the Borrower, a promissory note, in substantially the form of Exhibit A-2 payable to the order of such Term Lender, if applicable, in an original principal amount equal to such Lender's Term Pro Rata Share of the Term Borrowing, duly executed by the Borrower, and a promissory note, in substantially the form of Exhibit A-3, payable to the order of such Term Loan C Lender, if applicable, in an original principal amount equal to such Lender's Term Loan C Pro Rata Share of the Term Loan C Borrowing, duly executed by the Borrower."

                  (m) Section 5.03(b) is amended by deleting the semicolon at the end of subsection (v) thereof and substituting thereof ";and" and adding a new subsection (vi) after such subsection (v) to read as follows:

                 "(vi) the sale of any of the Acquired Assets listed on Schedule II to the First Amendment which is made for fair market value, so long as
      (A) at least 50% of the total consideration for any such Asset Sale consists of cash received at the closing thereof, (B) the Agent concurrently acquires, on the terms set forth in the Pledge and Security Agreements, a legal, valid and perfected security interest in any and all non-cash consideration received in such Asset Sale, (C) at the time of or after giving effect to any such Asset Sale, no Event of Default or Potential Default exists and (D) if such Asset Sale is a Retained Interest Sale, then, after giving effect to such transaction and related transactions, either (a) the Retained Interest Criteria shall be met with respect to such transactions at the time of consummation thereof, or (b) the Partial Disposition Limit shall not be exceeded."

                  (n) Section  5.03(c)(viii)  is amended by adding the words "or
      Section 5.03(b)(vi)" at the end of such subsection.

                  (o) Section 5.03(c) is further amended by deleting the period at the end of subsection (xvi) thereof and replacing it with "; and" and adding a new subsection (xvii) after such subsection (xvi) to read as follows:

                 "(xvii) The acquisition of the Acquired  Assets,  provided that
      (A) at the time of or after giving effect to such acquisition, no Event of Default or Potential Default shall exist or result, (B) the Borrower shall comply with the provisions of Section 5.02(e), and neither the Borrower nor any of its Subsidiaries nor any of their properties shall be or become bound by or subject to any contractual obligation that is or would be violated or put in default by reason of such compliance or by reason of the enforcement of the claims and Liens of the Agent and Lenders arising from such compliance, (C) the total consideration (including assumption of liabilities and the payment of related transaction fees and expenses) paid by the Borrower for such assets does not exceed $1,360,000,000 and (D) the EBITDA (as hereinafter defined) of such assets on a pro forma basis for the twelve-month period ending August 31, 1997 is not less than $100,000,000. 'EBITDA'means the sum of (i) net income after taxes minus any extraordinary gain and any non-recurring gain on any divestiture plus any extraordinary loss and any non-recurring loss on any divestiture; (ii) depreciation, amortization, and other noncash charges deducted in determining net income, (iii) Interest Expense, and (iv) all charges for taxes counted in determining consolidated net income for such period."

                  (p) Section 5.03(d) is amended by deleting the period at the end of subsection (vii) thereof and replacing it with "; and" and adding a new subsection (viii) after such subsection (vii) to read as follows:

                 "(viii)  Debt  in  an   aggregate   amount  not  in  excess  of
      $110,000,000 assumed by the Borrower or any of its Subsidiaries in connection with the acquisition provided in subsection 5.03(c)(xvii)."

                   (q) Section 8.01(v) is amended in full to read as follows:

                  (v) Amend the definition of 'Revolving Facility Amount,' 'Pro Rata Share,' 'Requisite Lenders,' 'Term Pro Rata Share,' 'Requisite Term Lenders,' 'Revolving Pro Rata Share,' 'Requisite Revolving Lenders,' 'Term Loan C Pro Rata Share' or 'Requisite Term Loan C Lenders.'"

                  (r) Section 8.01 is further amended by adding the words "or any Term Loan C Lender" after the words "Term Lender" in the last line thereof.

                  (s) A new Exhibit A-3 is added to the Credit Agreement in the form of Exhibit A hereto.

                  (t) Exhibit E-2 to the Credit Agreement is amended in full to read as set forth in Exhibit B hereto.

                  (u) Sections 5.02(e)(C), 5.02(e)(D) and 5.02(e)(E) are amended by adding the words ", except such Subsidiaries listed on Schedule III to the First Amendment." at the end of such subsections.

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") if on or before January 31, 1998 the Agent shall have received (i) counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment; (ii) evidence that (a) all fees due under the letter dated November 7, 1997 between the Agent and the Borrower have been paid, (b) the Borrower has paid to the Agent, for the account of the Revolving Lenders and Term Lenders, a fee in an aggregate amount equal to 0.125% of the sum of the aggregate commitments of the Revolving Lenders and the aggregate outstanding principal amount of Advances by the Term Lenders, in each case as of the Business Day immediately prior to the Effective Date, which amount will be distributed ratably to the Revolving Lenders and the Term Lenders no later then the Business Day immediately succeeding the Effective Date and (c) the Borrower has paid all fees due under Section 8.04 of the Credit Agreement, and (iii) all of the following documents, each such document in form and substance satisfactory to the Agent and in sufficient copies for each Lender:

                  (a) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and the matters contemplated hereby and (B) each other Loan Party evidencing approval of the Consent and the matters contemplated thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the Consent and the matters contemplated hereby and thereby.


                  (b) A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder.

                  (c)   Counterparts   of  the  Consent   appended  hereto  (the
      "Consent"), executed by each of the Loan Parties (other than the Borrower).

                  (d) An  opinion of  LeBoeuf,  Lamb,  Greene & MacRae,  L.L.P., counsel for the Borrower and the Guarantors, in substantially the form of Exhibit C hereto and opinions of counsel for each Guarantor not incorporated in Delaware as to such matters as any Lender through the Agent may reasonably request.

                  (e) A certificate from an Authorized Officer of the Borrower as to compliance, after giving effect to the incurrence of all indebtedness under the Credit Agreement with respect to the HEALTHSOUTH Acquisition, with covenants relating to the incurrence of indebtedness in the Subordinated Debt Indentures.

                  (f) A certificate from an Authorized Officer of the Borrower that all conditions precedent to the closing by the Borrower under the HEALTHSOUTH Acquisition have been satisfied, the Purchase Agreement is in full force and effect, no provision of the Purchase Agreement (including the schedules and exhibits thereto) has been waived, amended, supplemented or otherwise modified in any respect, and immediately upon receipt of the proceeds of the Term Loan C Borrowing the HEALTHSOUTH Acquisition will be consummated.

                  (g) An executed amendment to the Intercreditor Agreement, in substantially the form of Exhibit D.

                  (h) A complete, executed copy of the Purchase Agreement (including all schedules and exhibits referred to therein or delivered pursuant thereto) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof in any respect.

                  (i) A certificate from an Authorized Officer of the Borrower that (i) the representations and warranties contained in Section 3 of this Amendment, in Article IV of the Credit Agreement and in Article III of the Pledge and Security Agreements are correct on and as of such date as though made on and as of such date and (ii) no event has occurred and is continuing, or would result from such extension of credit or from the application of the proceeds therefrom, which constitutes an Event of Default or a Potential Default.

                  SECTION 3. Representations and Warranties of the Borrower. The

Borrower represents and warrants as follows:

                  (a) Each Loan Party is a corporation or partnership duly organized, validly existing and in good standing (except where the failure of one or more Loan Parties, other than the Borrower and its Material Subsidiaries, to be in good standing could not reasonably be expected to result in a Material Adverse Change) under the laws of the jurisdiction in which it is organized and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

                  (b) Each Loan Party has the corporate or partnership power (i) to carry on its business as now being conducted and as proposed to be conducted by it, (ii) to execute, deliver and perform this Amendment and the Credit Agreement, as amended hereby, and (iii) to take all action necessary to consummate the transactions contemplated under this Amendment and the Credit Agreement, as amended hereby.

                  (c) The execution, delivery and performance by each Loan Party of this Amendment, the Credit Agreement, as amended hereby, and the Consent, as applicable, have been duly authorized by all necessary action of its board of directors (or, in the case of a partnership, of its governing authority), and do not contravene (i) its certificate or articles of incorporation (or, in the case of a partnership, governing agreements) or (ii) any law or any indenture, lease or written agreement binding on or affecting it and do not result in or require the creation of any Lien (other than pursuant to the Collateral Documents) upon any of its property or assets.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Loan Party of this Amendment, the Credit Agreement, as amended hereby, or the Consent, as applicable.

                  (e) This Amendment and the Consent have been duly executed and delivered by the respective Loan Party. This Amendment, the Credit Agreement, as amended hereby, and the Consent are legal, valid and binding obligations of the respective

      Loan Party, enforceable against the respective Loan Party in accordance with their respective terms, subject to laws generally affecting the enforcement of creditors' rights.

                  (f) There is no pending or overtly threatened action or proceeding affecting any Loan Party before any court, governmental agency or arbitrator which would, if adversely determined, result in a Material Adverse Change or which relates to or could reasonably be expected to affect the legality, validity or enforceability of this Amendment, the Credit Agreement, as amended hereby, or the Consent or the consummation of any of the transactions contemplated hereby.

                  (g) The execution, delivery and performance of this Amendment, the Consent and the Credit Agreement, as amended hereby, do not and will not (i) conflict with, result in a breach of, or constitute (with or without notice or the lapse of time or both) a default under, any instrument, lease, indenture, agreement or other contractual obligation issued by any Loan Party or enforceable against it or any of its property or assets, except under immaterial agreements for supplies or services which are readily replaceable without any adverse effect on such Loan Party or its business or (ii) require any approval of its stockholders.

                  (h) On the date of the Term Loan C Borrowing, both before and after giving effect thereto and the application of the proceeds therefrom,
      (i) the representations and warranties contained in Section 3 of this Amendment, in Article IV of the Credit Agreement and in Article III of the Pledge and Security Agreements are correct on and as of such date as though made on and as of such date and (ii) no event has occurred and is continuing, or would result from such extension of credit or from the application of the proceeds therefrom, which constitutes an Event of Default or a Potential Default.

                  SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  SECTION 5. Costs,  Expenses and Taxes.  The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     INTEGRATED HEALTH SERVICES, INC.

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CITIBANK, N.A.,
                                         as Administrative Agent and as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                   CITIBANK, N.A.,
                                     as Administrative Agent an as a Term Loan C



                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     TORONTO DOMINION (NEW YORK), INC.
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANK OF AMERICA N.T. & S.A.
                                       as a Lender

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     BANK OF AMERICA N.T. & S.A.
                                       as a Term Loan C Lender

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CREDIT LYONNAIS,
                                       NEW YORK BRANCH,
                                       as a Lender

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     FIRST UNION NATIONAL BANK,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FIRST UNION NATIONAL BANK,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     NATIONSBANK, N.A.,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     THE BANK OF NOVA SCOTIA,
                                       as LC Bank and a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CORESTATES BANK, N.A.,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DEUTSCHE BANK, A.G., NEW YORK
                                     AND/OR CAYMAN ISLANDS BRANCH,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     DEUTSCHE BANK, A.G., NEW YORK
                                     AND/OR CAYMAN ISLANDS BRANCH,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     FLEET NATIONAL BANK,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     AMSOUTH BANK,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     THE BANK OF TOKYO-MITSUBISHI
                                     TRUST COMPANY,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CREDITANSTALT BANKVEREIN,
                                       as a Lender



                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CREDITANSTALT BANKVEREIN,
                                       as a Term Loan C Lender



                                     By  /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CRESTAR BANK,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     FIRST AMERICAN NATIONAL BANK,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     GENERAL ELECTRIC CAPITAL
                                       CORPORATION,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     GENERAL ELECTRIC CAPITAL
                                       CORPORATION,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     HIBERNIA NATIONAL BANK,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     PROVIDENT BANK OF MARYLAND,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     THE SANWA BANK, LIMITED,
                                     NEW YORK BRANCH
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     SUMMIT BANK,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANK ONE, TEXAS, N.A.,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANKERS TRUST COMPANY
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CIBC WOOD GUNDY SECURITIES CORP.
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CIBC, INC.,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DAI-ICHI KANGYO BANK, LIMITED, NEW
                                       YORK BRANCH
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DRESDNER BANK, AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BARNETT BANK, N.A.
                                       as a Lender


                                     By /s/
                                       ----------------------------------------
                                       Name:
                                       Title:

                                      THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED
                                        as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     COOPERATIEVE CENTRALE
                                     RAIFFEISEN-BOERENLEENBANK B.A.,
                                     "RABOBANK NEDERLAND", NEW YORK
                                     BRANCH,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     THE TOYO TRUST AND BANKING
                                     CO., LTD.,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     SOCIETE GENERALE,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     SOCIETE GENERALE,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CHIAO TUNG BANK CO. LTD,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     FIRST COMMERCIAL BANK,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     THE SUMITOMO BANK, LIMITED,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH
                                        as a Term Loan C Lender



                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CHASE SECURITIES, INC.,
                                     as agent for The Chase Manahttan Bank,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CHASE SECURITIES, INC.,
                                     as agent for The Chase Manahttan Bank,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     COMMERZBANK AG,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     ROYAL BANK OF CANADA,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     ROYAL BANK OF CANADA,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      ALLSTATE INSURANCE COMPANY,
                                        as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     PRIME INCOME TRUST,
                                       as a Lender



                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     PRIME INCOME TRUST,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DEEPROCK & COMPANY
                                     By:  EATON VANCE MANAGEMENT, as
                                        Investment Manager,
                                        as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     EATON VANCE PRIME RATE
                                     By:  EATON VANCE MANAGEMENT, as
                                        Investment Advisor,
                                        as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     MASSACHUSETTS MUTUAL LIFE
                                     INSURANCE COMPANY,
                                       as a Lender



                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DEBT STRATEGIES FUND, INC.,
                                       as a Lender



                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     MERRILL LYNCH DEBT STRATEGIES
                                     PORTFOLIO
                                       as a Lender

                                     by:    MERRILL LYNCH ASSET MANAGEMENT
                                              L.P., as Investment Advisor


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     MERRILL LYNCH PRIME RATE PORTFOLIO,
                                       as a Lender,

                                     by:    MERRILL LYNCH ASSET MANAGEMENT
                                               L.P., as Investment Advisor


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.
                                       as a Lender



                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     SENIOR HIGH INCOME PORTFOLIO, INC.
                                       as a Lender



                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     METROPOLITAN LIFE INSURANCE COMPANY,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     METROPOLITAN LIFE INSURANCE COMPANY,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     OCTAGON CREDIT INVESTORS LOAN PORTFOLIO (a
                                      unit of The Chase Manhattan Bank),
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     OCTAGON CREDIT INVESTORS LOAN PORTFOLIO (a
                                      unit of The Chase Manhattan Bank),
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     PARIBAS CAPTIAL FUNDING LLC,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      PILGRIM AMERICA PRIME RATE TRUST,
                                        as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      TCW Leveraged Income Trust, L.P.
                                      by: TCW Advisers (Bermuda), Ltd.,
                                      as General Partner,
                                        as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     TCW Leveraged Income Trust, L.P.
                                     by:  TCW Investment Management Company,
                                     as Investment Adviser,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     VAN KAMPEN AMERICAN CAPITAL
                                     PRIME RATE INCOME TRUST,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     VAN KAMPEN AMERICAN CAPITAL
                                     PRIME RATE INCOME TRUST,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      STOCKSPLUS L.P. SUBFUND B (Acct 400)

                                      By: Pacific Investment Management Company,
                                      as Investment Advisor, acting through
                                      Investors Fiduciary Trust Company in the
                                      Nominee Name of IFTCO.
                                        as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     PIMCO TOTAL RETURN FUND (Acct 700)

                                     By:  Pacific Investment Management Company,
                                     as Investment Advisor, acting through
                                     Investors Fiduciary Trust Company in the
                                     Nominee Name of IFTCO.
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     ROYALTON COMPANY

                                     By:  Pacific Investment Management Company,
                                     as Investment Advisor,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     KZH-CRESCENT CORPORATION,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     KZH-ING-1 CORPORATION,
                                       as a Lender



                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                      KZH-SOLEIL CORPORATION,
                                        as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     KZH-ING-2 CORPORATION,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     KZH-SOLEIL CORPORATION,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     KZH HOLDING CORPORATION III,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     ING HIGH INCOME PRINCIPAL
                                     PRESERVATION FUND HOLDINGS, LDC,
                                       as a Lender

                                     By:  ING CAPITAL ADVISORS INC.,
                                           as Investment Advisor

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     GOLDMAN SACHS CREDIT PARTNERS LP
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     INDOSUEZ CAPITAL FUNDING III, LIMITED

                                     By:  Indosuez Capital, as portfolio advisor
                                            as Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     LEHMAN COMMERCIAL PAPER,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:


                                      LEHMAN COMMERCIAL PAPER,
                                        as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                                     By:  CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC., as portfolio
                                     manager,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     SENIOR DEBT PORTFOLIO
                                     By:  BOSTON MANAGEMENT AND
                                     RESEARCH, as Investment Advisor,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     PFL LIFE INSURANCE COMPANY,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     PFL LIFE INSURANCE COMPANY,
                                       as a Term Loan C Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANQUE WORMS CAPITAL CORPORATION,
                                       as a Lender


                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title: